UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 4, 2023, Twilio Inc. (the “Company”, “we” or “our”) committed to a further workforce restructuring plan (the “December Plan”) intended to streamline operations and accelerate the Company’s path to delivering profitable growth. The December Plan includes the elimination of approximately 5% of the Company’s current workforce.

As a result of the December Plan, the Company estimates that it will incur approximately $25-$35 million in charges in connection with the workforce reduction, consisting of expenditures for employee transition, notice period and severance payments, employee benefits, and related facilitation costs, substantially all of which are expected to result in future cash outlays.

The Company expects that the majority of the restructuring charges related to the December Plan will be incurred in the fourth quarter of 2023 and that the execution of the December Plan, including cash payments, will be substantially complete by the end of the first quarter of 2024.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the first quarter of 2024 in certain countries. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

As part of the December Plan, Twilio Flex, the Company’s cloud contact center, will be reported as part of the Company’s Twilio Communications reportable segment in future periods. Prior periods presented for purposes of comparison will be recast accordingly.

Item 7.01	Regulation FD Disclosure.

On December 4, 2023, the Company began notifying team members affected by the December Plan and communicated the changes to the entire company with a letter from Jeff Lawson, the Company’s Chief Executive Officer and Co-Founder, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The Company reaffirms its guidance for the fourth quarter and fiscal year ending December 31, 2023, that was provided by the Company on November 8, 2023. For more information about this guidance, refer to the press release, included as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 8, 2023. The costs associated with the December Plan will be included in the Company’s GAAP results but will be excluded from certain of the Company’s non-GAAP results.

The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K and the accompanying Exhibit 99.1 include, but are not limited to, statements about the Company’s expectations regarding the costs, benefits, timing and financial impacts from the December Plan, the Company’s future financial performance, including the Company’s outlook for the fourth quarter of 2023 and fiscal year 2023, the Company’s expectations regarding profitability and growth, the Company’s product roadmap, including related to CustomerAI and video product, and related matters. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: the Company’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; the Company’s ability to realize the anticipated benefits of changes to its operating model and organizational structure; the impact of macroeconomic uncertainties and market volatility; the Company’s financial performance, including expectations regarding its results of operations and the assumptions underlying such expectations, and ability to achieve and sustain profitability; the Company’s ability to attract and retain customers; the Company’s ability to compete effectively in an intensely competitive market; the Company’s ability to comply with modified or new industry standards, laws and regulations applying to its business, and increased costs associated with regulatory compliance; the Company’s ability to manage changes in network service provider fees and optimize its network service provider coverage and connectivity; the Company’s ability to form and expand partnerships; and the Company’s ability to successfully enter into new markets and manage its international expansion.

The forward-looking statements contained in this Current Report on Form 8-K and the accompanying Exhibit 99.1 are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K or the accompanying Exhibit 99.1.

Forward-looking statements represent the Company’s management’s beliefs and assumptions only as of the date such statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K or the accompanying Exhibit 99.1 to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Letter to Twilio team members from Jeff Lawson, dated December 4, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

December 4, 2023	By:	/s/ Aidan Viggiano
	Name:	Aidan Viggiano
	Title:	Chief Financial Officer